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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 11, 1998




                         Commission File Number 1-12786

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                              AMERICAN PAGING, INC.


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             (Exact name of registrant as specified in its charter)


           Delaware                                      36-3109408
          ----------                                    ------------
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


  1300 Godward Street Northeast, Suite 3100, Minneapolis, Minnesota 55413-1767
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 623-3100



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


On February 11, 1998, American Paging, Inc. [AMEX:APP] and Telephone and Data Systems, Inc. [AMEX:TDS] announced today that they have entered into a definitive agreement for TDS to acquire all of the issued and outstanding shares of common stock of APP not already owned by TDS for $2.50 per share in cash. The transaction was recommended by a Special Committee of APP's independent directors and approved by APP's board of directors. Paine Webber Incorporated acted as financial advisor to the Special Committee of independent directors of APP.

This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such information as an exhibit.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              American Paging, Inc.
                                              (Registrant)


Date: February 17, 1998                       By: /s/ TERRENCE T. SULLIVAN
                                                 -------------------------
                                              Terrence T. Sullivan
                                              President
                                              (Chief Executive Officer)

Date: February 17, 1998                       By: /s/ DENNIS M. BESTE
                                                 --------------------
                                              Dennis M. Beste
                                              Vice President-Finance & Treasurer
                                              (Chief Financial Officer)









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



                                  EXHIBIT INDEX


        Exhibit Number            Description of Exhibit
        --------------            ----------------------
              99                  News Release dated February 11, 1998






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